UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2023

CEVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49842 (Commission File Number)	77-0556376 (I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)

(240)-308-8328
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	CEVA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 23, 2023, CEVA, Inc. (the “Company”) held a virtual annual meeting of stockholders for 2023, at which the Company’s stockholders approved the following six proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 12, 2023 (the “2023 Proxy Statement”).

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2024 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Bernadette Andrietti	17,355,324	286,759	1,916,030
Jaclyn Liu	14,820,011	2,822,072	1,916,030
Maria Marced	17,465,517	176,566	1,916,030
Peter McManamon	16,848,487	793,596	1,916,030
Sven-Christer Nilsson	16,395,322	1,246,761	1,916,030
Louis Silver	17,142,180	499,903	1,916,030
Gideon Wertheizer	17,318,221	323,862	1,916,030

Proposal 2: Approval of an Amendment and Restatement of the Company’s 2002 Employee Stock Purchase Plan

The approval of an amendment and restatement of the 2002 Employee Stock Purchase Plan (the “Purchase Plan”) was approved as follows:

16,859,109	773,789	9,185	1,916,030
For	Against	Abstained	Broker Non-Vote

Proposal 3: Approval of an Amendment and Restatement of the Company’s 2011 Equity Incentive Plan

The approval of an amendment and restatement of the 2011 Equity Incentive Plan (the “2011 Plan”) was approved as follows:

16,670,631	962,225	9,227	1,916,030
For	Against	Abstained	Broker Non-Vote

Proposal 4: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

15,428,007	2,201,254	12,822	1,916,030
For	Against	Abstained	Broker Non-Vote

Proposal 5: Approval of the Frequency of the Advisory Vote on Compensation of the Named Executive Officers

The non-binding vote on whether the frequency of the advisory vote on the compensation of the Company’s named executive officers should occur every one, two or three years was voted on as follows:

16,841,874	8,804	781,094	10,311
One Year	Two-Year	Three Year	Abstained

Consistent with the recommendation of the Company’s Board of Directors (the "Board”) in the 2023 Proxy Statement and the vote of the stockholders, the Board has determined that the stockholder advisory vote on executive compensation will occur on an annual basis (every “one year”) until the next stockholder advisory vote on this matter.

Proposal 6: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kasierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2023, was ratified as follows:

18,692,263	859,781	6,069	-0-
For	Against	Abstained	Broker Non-Vote

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 24, 2023
By:	/s/ Yaniv Arieli
Yaniv Arieli Chief Financial Officer